Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated April 30, 2012 of:

Mid Cap Growth Portfolio (the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Fund") has approved a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000. As a result, the following changes to the Prospectus are effective as of February 25, 2013:

The first sentence of the second paragraph under the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $25,000 for Class H and $1,000 for Class L shares of the Portfolio.

Please retain this supplement for future reference.

  SU-MSIFTHL-05SPT 1/13